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                                                                   EXHIBIT 4(A)

                             CERTIFICATE OF TRUST
                                      OF
                             HECO CAPITAL TRUST II

  THIS Certificate of Trust of HECO Capital Trust II (the "Trust"), dated as of October 7, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 DEL.C. (S)3801, et seq.).

  1. Name. The name of the business trust formed hereby is HECO Capital Trust
II.

  2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

  3. Effective Date. This Certificate of Trust shall be effective upon filing.

  IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.

                                          THE BANK OF NEW YORK, not in its
                                           individual capacity but solely as
                                           trustee of the Trust

                                                   /s/ Thomas C. Knight
                                          By: _________________________________
                                            Name: Thomas C. Knight
                                            Title: Assistant Vice President

                                          THE BANK OF NEW YORK (DELAWARE), not
                                           in its individual capacity but
                                           solely as trustee of the Trust

                                                    /s/ Walter N. Gitlin
                                          By: _________________________________
                                            Name: Walter N. Gitlin
                                            Title: Authorized Signatory

                                          T. MICHAEL MAY, not in his
                                           individual capacity, but solely as
                                           trustee of the Trust

                                                   /s/ T. Michael May
                                          _____________________________________
                                                        Signature

                                          PAUL A. OYER, not in his individual
                                           capacity, but solely as trustee of
                                           the Trust

                                                    /s/ Paul A. Oyer
                                          _____________________________________
                                                        Signature

                                          LORIE ANN NAGATA, not in her
                                           individual capacity, but solely as
                                           trustee of the Trust

                                                 /s/ Lorie Ann Nagata
                                          _____________________________________
                                                        Signature